 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): February 7, 2024

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRSQ	N/A*
* On September 8, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our common stock from the Nasdaq Stock Market LLC. The delisting became effective on September 18, 2023. The deregistration of the shares of common stock under section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), became effective 90 days after the filing date of the Form 25, at which point the shares were deemed registered under Section 12(g) of the Exchange Act. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “AMRSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

As previously reported, on August 9, 2023, Amyris, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Company Parties (the “Chapter 11 Cases”). Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at cases.stretto.com/amyris/, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Form 8-K.

The Debtors filed with the Bankruptcy Court (i) on December 12, 2023, the Second Amended Joint Plan of Reorganization of Amyris, Inc. and Its Affiliated Debtors, as Modified (the “Second Amended Plan”) and the related Disclosure Statement; (ii) on January 9, 2024, a supplement to the Second Amended Plan (the “Initial Plan Supplement”); (iii) on January 22, 2024, a Third Amended Joint Plan of Reorganization of Amyris, Inc. and Its Affiliated Debtors (the “Third Amended Plan”); (iv) on January 22, 2024, a further supplement to the Third Amended Plan (the “Amended Plan Supplement”); (v) on January 23, 2024, a Third Amended Joint Plan of Reorganization of Amyris, Inc. and Its Affiliated Debtors, as Modified (the “Plan”); and (vi) on January 23, 2024, a further supplement to the Plan (the “Second Amended Plan Supplement” and, together with the Initial Plan Supplement, the Amended Plan Supplement, and the Second Amended Plan Supplement, the “Plan Supplement”). A copy of the Plan is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 7, 2024, the Court entered an order (the “Confirmation Order”) confirming the Plan. The Plan is not yet effective. The Company expects that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied or waived as set forth therein (the “Effective Date”). A copy of the Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used without definition herein shall have the meanings assigned thereto in the Confirmation Order or Plan, as applicable. The documents contained in the Plan Supplement, as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the Effective Date or as otherwise set forth in the Plan or Confirmation Order, are integral to, and are considered part of, the Plan. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Although the Company is targeting occurrence of the Effective Date as soon as reasonably practicable, the Company can make no assurances as to when, or ultimately if, the Plan will become effective.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and Confirmation Order, as applicable, and is not intended to be a complete description of the Plan or Confirmation. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order.

Pursuant to the Plan and Confirmation Order, there will be a restructuring that provides for, among other things, (i) a reorganization of the Debtors’ remaining business and assets into a privately held company (referred to as “Reorganized Amyris”), and (ii) the treatment for certain classes of claims and interests as follows:

•Foris Prepetition Secured Claims. On the Effective Date, Holders of the Foris Prepetition Secured Claims will receive, at the option of the Foris Prepetition Secured Lenders, in each of their sole discretion, the Net Proceeds remaining after funding the payments required under the Plan (i) to satisfy Allowed Administrative Claims, Allowed Professional Fees, Allowed Priority Tax Claims and U.S. Trustee Fees (subject to the Plan Effective Date Funding), (ii) on account of the treatment of Classes 1, 2, 7, and 8, (iii) to provide the funding of the Estate Claims Settlement Cash Consideration, (iv) to provide the funding of the Third-Party Release Settlement Amounts, and (v) to provide the funding of the Lavvan Settlement Consideration, and the then remaining Foris Prepetition Secured Claims shall, at the option of the Foris Prepetition Secured Lenders, in each of their sole discretion, be rolled up (or assumed), converted, exchanged, refinanced or amended and restated, into: (x) the Exit First Lien Facility and/or (y) 100% of New Common Stock of Reorganized Amyris. Any remaining Foris Prepetition Secured Claims not rolled up, converted, exchanged, refinanced or amended and restated, into: (x) the Exit First Lien Facility and/or (y) 100% of New Common Stock of Reorganized Amyris shall neither receive nor retain any property under the Plan.

•DSM RealSweet Secured Claim. On the Effective Date, (i) if the DSM Term Sheet is implemented in full, then DSM will receive on account of the Allowed DSM RealSweet Secured Claim a $29.52 million promissory note issued by Reorganized Amyris and secured by the DSM Plan Promissory Note Pledge Agreement; and (ii) if the DSM Term Sheet is not implemented in full, then DSM will receive payment in cash on the Effective Date, or as soon as practical thereafter, in an amount equal to DSM’s Allowed DSM RealSweet Secured Claim

•Lavvan Secured Claim. On the Effective Date, in full and complete satisfaction of the Lavvan Secured Claim, Lavvan will receive the Lavvan Settlement Consideration in accordance with the Lavvan Settlement Agreement.

•Convertible Note Claims. On the Effective Date (or as soon as practicable thereafter), in full and complete satisfaction of the Convertible Note Claims, whether or not Class 7 votes to accept the Plan, each Holder of an Allowed Convertible Note Claim will receive from the Creditor Trust on account of such Allowed Convertible Note Claim, a Pro Rata distribution of the Creditor Trust Interests distributable to Class 7 based upon the Allowed Claims in Class 7 and Class 8.

•General Unsecured Claims. Holders of Allowed General Unsecured Claims will receive from the Creditor Trust on account of their Allowed General Unsecured Claims, in full and complete satisfaction of such Claims, on the Effective Date (or as soon as practicable thereafter), a Pro Rata distribution of the Creditor Trust Interests distributable to Class 8 based upon the Allowed Claims in Class 7 and Class 8.

•DSM Contract Claims. On the Effective Date, (i) if the DSM Term Sheet is implemented in full, then the DSM Contracts will be modified as set forth in the DSM Term Sheet, the DSM Contract Claims will be Allowed in the amount of $0, and DSM will neither receive nor retain any property under the Plan on account of the DSM Contract Claims except as provided for in the Amended DSM Contracts; or (ii) if the DSM Term Sheet is not implemented in full, then the DSM Contracts will be rejected and any Allowed DSM Contract Claims arising from such rejection will be treated as General Unsecured Claims for purposes of distributions under the Plan and DSM will be deemed to have voted its claims to reject the Plan and to have opted out of the Third-Party Release.

•DSM Other Secured Claims. On the Effective Date, DSM’s obligation to make earn-out payments to the Debtors under the DSM Agreements will be offset against the DSM Other Secured Claims, and DSM will neither receive nor retain any other property under the Plan on account of the DSM Other Secured Claims.

•Givaudan Contract Claims. On the Effective Date, (i) if the Givaudan Term Sheet is implemented in full, the Givaudan Contracts will be modified as set forth in the Amended Givaudan Contract and the Givaudan Contract Claims will be Allowed in the amount of $0 and Givaudan will neither receive nor retain any property under the Plan on account of the Givaudan Contract Claims except as otherwise provided in the Amended Givaudan Contract; or (ii) if the Givaudan Term Sheet is not implemented in full, then the Givaudan Contracts will be rejected and any Allowed Givaudan Contract Claims arising from such rejection will be treated as General Unsecured Claims for purposes of distributions under the Plan, and Givaudan will be deemed to have voted its claims to reject the Plan and to have opted out of the Third-Party Release.

•Intercompany Claims. Intercompany Claims will be, at the option of the Debtors or Reorganized Amyris, either: (i) Reinstated; (ii) adjusted, converted to equity, otherwise set off, settled, distributed, or contributed; or (iii) canceled, released, or discharged without any distribution on account of such Intercompany Claims.

•Section 510(b) Claims. Each Holder of an Allowed Section 510(b) Claim will neither receive nor retain any property under the Plan.

•Intercompany Interests. All Interests of the other Debtors (other than the Company) will remain issued and outstanding; except to the extent a Debtor other than the Company is dissolved, liquidated, and wound down under the Plan, in which case, the Interests of such Debtor will be canceled.

•Amyris Equity Interests. The Amyris Equity Interests will be extinguished and Holders of such Equity Interests will not receive any distribution on account of such Equity Interests.

The Plan and Confirmation Order contain other customary provisions including means for the Plan’s implementation, provisions regarding assumption and rejection of executory contracts and agreements, provisions governing the consensual Third-Party Release and Exculpation, provisions regarding the establishment of the Creditor Trust and appointment of the Plan Administrator. The Plan and Confirmation Order also incorporate certain settlements with key parties in interest, which have been summarized in part in the treatment of certain classes of claims above.

Holders of Convertible Notes, Holders of General Unsecured Claims, and Holders of Interests that did not opt out of the Third-Party Release, as set forth in the Confirmation Order, will receive their Pro Rata share of the Third Party Release Settlement Amount allocated to such Holder under the Plan.

As of February 5, 2024, the Company had no preferred shares issued or outstanding and 372,323,547 shares of common stock (the “Common Stock”) issued and outstanding. On the Effective Date, all of the existing shares of Common Stock (including shares of Common Stock issuable under equity awards granted under the Company’s equity incentive plans) will be canceled, released, and extinguished and will be of no further force or effect pursuant to the Plan.

Certain Information Regarding Assets and Liabilities of the Company Parties

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on December 29, 2023, the Company reported total assets of approximately $813 million and total liabilities of approximately $1.3 billion as of November 30, 2023. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

The foregoing description of the Plan and the Confirmation Order is a summary thereof and does not purport to be complete, and is subject to, and is qualified in its entirety by reference to the full text of the Plan and Confirmation Order (attached hereto as Exhibits 2.1 and 99.1).

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 7, 2024, the Company announced the termination or separation of approximately 80 employees, effective February 7, 2024. The Company previously announced reductions in force in June 2023, August 2023 and December 2023. In connection with this February reduction in force, certain impacted employees will be provided severance benefits, including cash severance payments and reimbursement of medical insurance premiums. The Company expects to record a one-time charge of approximately $1.0 million related to the reduction in its workforce, consisting primarily of one-time severance payments upon termination of the employees. The Company expects that these charges will be incurred in the first quarter of 2024.

Item 3.03	Material Modifications to the Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 9, 2024, Macias Gini & O’Connell LLP (“MGO”) informed the Company that MGO was resigning as the Company’s independent registered public accounting firm, effective immediately, in connection with the Chapter 11 Cases. There is no dispute between the Company and MGO.

MGO’s reports on the Company’s financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021, and in the subsequent interim period through February 9, 2024, (i) there were no “disagreements” as that term is defined in the fourth paragraph of the Instructions to Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the SEC pursuant to the Exchange Act, between the Company and MGO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided MGO with a copy of the disclosures made in this Current Report on Form 8-K prior to its filing with the SEC and requested that MGO furnish the Company with a letter addressed to the SEC stating whether MGO agrees with the statements made herein. A copy of MGO’s letter dated February 9, 2024, is attached as Exhibit 16.1 hereto.

Item 8.01	Other Events.

Deregistration of Securities

In conjunction with the effectiveness of the Plan and the cancellation of all of its outstanding shares of common stock, the Company intends to file post-effective amendments to each of its Registration Statements on Form S-1, Form S-3 and Form S-8 and promptly file a Form 15 with the Securities and Exchange Commission to deregister its securities under Section 12(g) of the Exchange Act, and suspend its reporting obligations under the Exchange Act.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; the Company’s ability to sell any of its assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Third Amended Joint Plan of Reorganization of Amyris, Inc. and Its Debtor Affiliates, as Modified
16.1	Letter from Macias Gini & O’Connell LLP to the Securities and Exchange Commission, dated February 9, 2024
99.1	Order Confirming the Third Amended Joint Plan of Reorganization of Amyris, Inc. and Its Debtor Affiliates, as Modified
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: February 9, 2024	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer